# EAGLE BANCORP, INC.

**Sandler O'Neill Investor Trip**

September 10, 2014

Ticker: EGBN
www.eaglebankcorp.com

**Forward Looking Statements**

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

# Company Overview

- Eagle Bancorp, Inc. is a growth oriented community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 18 branches
- Commercially oriented business model with **deep relationships of loans, core deposits and related products**
- #1 in deposit market share among community banks based in the Washington, DC metropolitan area
- Largest market capitalization of any community bank based in the Washington, DC metropolitan area
- Largest bank by asset size headquartered and operating in the state of Maryland (pro forma for Virginia Heritage Bank acquisition)

Note: Financial data at June 30, 2014. Deposit market share data as of June 30, 2013, adjusted for mergers and acquisition activity.

# Investment Highlights

- Focused on Profitability and Balanced Financial Performance
- Superior Net Interest Margin – 4.48% for Q2 2014
- Strong Asset Quality – NPA's 0.80% at 6/30/14
- Leading Local Community Bank
- Driven by Long-Term, Deep Customer Relationships
- Demonstrated Organic Growth
- Strategic Geographic Market Positioning
- Dedicated Board Focused on Vision and Strong Corporate Governance
- Proven Ability to Evaluate and Execute Acquisitions

# Experienced Senior Management Team

| Name | Title/Function | Years in Banking | Years with EGBN |
|---|---|---|---|
| **Ronald D. Paul** | Chairman, President & CEO | 27 | 16 |
| **Robert P. Pincus** | Vice Chairman | 41 | 5 |
| **Susan G. Riel** | Sr. EVP & COO - EagleBank | 38 | 16 |
| **James H. Langmead** | EVP & Chief Financial Officer - Eagle Bancorp & EagleBank | 43 | 9 |
| **Michael T. Flynn** | EVP & COO - Eagle Bancorp | 43 | 10 |
| **Thomas D. Murphy** | President - Community Banking - EagleBank | 41 | 16 |
| **Janice L. Williams** | EVP & Chief Credit Officer | 20 | 11 |
| **Antonio F. Marquez** | EVP & Chief Real Estate Lending Officer | 29 | 2 |
| **Laurence E. Bensignor** | EVP & General Counsel | 4 | 4 |

# Planned Acquisition of VGBK - Transaction Summary

| | |
|---|---|
| Deal Structure | ▪ Virginia Heritage Bank will be acquired and merged into EagleBank |
| Consideration | ▪ Transaction value of $182.9 million or $29.00 per share<br>▪ Fixed price within range of EGBN price of $29.00 to $35.50<br>    ▪ Above range exchange ratio and shares issued is fixed<br>    ▪ Below range cash is fixed and number of shares declines<br>▪ Approximately 75% stock consideration; 25% cash |
| Due Diligence | ▪ Comprehensive due diligence process completed; including a third party loan review and issuance of a fairness opinion |
| Contingencies | ▪ Approval by Virginia Heritage Bank shareholders<br>▪ Customary regulatory approval |
| Board Additions | ▪ David P. Summers will join the board of Eagle Bancorp, Inc. and EagleBank |
| Timing | ▪ Transaction anticipated to close in Q4 2014 |

# Planned Acquisition of VGBK - Transaction Perspective

**Rationale for VGBK Transaction**

- VGBK is a high performing bank with strong credit quality
- Solidifies Eagle as the largest community bank in the Washington D.C. metro area, with opportunity for continued growth in strong Northern Virginia market
- Seasoned management with expanded local knowledge
- Similar operating styles and culture will lead to smooth integration

**Increased Market Presence**

- Expands franchise by ~$730m in loans and deposits in high growth Northern Virginia market
- Pro forma assets of $5.2bn after closing and pro forma deposits of $4.3bn
- Combined loan and deposit mix results in 34% of combined loans and 22% of combined deposits in Northern Virginia market

**Financially Attractive**

- ~4.8% EPS accretion in 2015[1]
- ~5.5% dilutive to tangible book value per share at closing, with earn-back period within four years
- Internal rate of return in excess of 20%
- Pro forma leverage ratio of 10% and total risk-based ratio of 11%[2]
- Substantial opportunity to reduce costs consistent with strategic focus; identified at ~35% (fully phased in by 2016)

1) Includes impact of $45 million subordinated debt issuance
2) Total risk-based ratio excludes the impact of subordinated debt issuance
Loan composition source: Company data, as of March 31, 2014
Deposit composition source: FDIC, as of June 30, 2013

# Summary Statistics – June 30, 2014

| | EGBN | VGBK |
|---|---|---|
| **Total Assets:** | **$3.9 billion** | **$956 million** |
| **Total Loans:** | **$3.3 billion** | **$755 million** |
| **Total Deposits:** | **$3.4 billion** | **$776 million** |
| **Tangible Common Equity:** | **$366.8 million (1)** | **$88.0 million** |
| **Tangible Book Value per Common Share:** | **$14.12 (1)** | **$14.62** |
| **SBLF Preferred: (1% Dividend Rate, until December, 2015)** | **$56.6 million** | **$15.3 million** |
| **Market Capitalization (at close August 31, 2014):** | **$872.7 million** | **$167.1 million** |
| **Insider Ownership:** | **12.5%** | **26.1%** |
| **Institutional Ownership:** | **57%** | **4%** |
| **Member of Russell 2000** | **Yes** | **No** |

Note: Data at June 30, 2014 unless otherwise noted. (1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 56-57.

# EGBN - Financial Indicators – Regional Peer Analysis

| Key Ratios (at or for the quarter ended June 30) | EGBN | | | Regional Peers (1) |
|---|---|---|---|---|
| | 2Q2012 | 2Q2013 | 2Q2014 | 2Q2014 |
| Net Interest Margin | 4.39% | 4.27% | **4.48%** | **3.46%** |
| Efficiency Ratio | 52.28% | 49.33% | **48.30%** | **68.00%** |
| Non-Interest Income/Total Revenue | 12.53% | 16.85% | **8.32%** | **25.12%** |
| NPAs + 90 Days Past Due/Total Assets | 1.26% | 1.05% | **0.80%** | **2.13%** |
| Allowance Loan Losses/Gross Loans | 1.47% | 1.47% | **1.33%** | **1.55%** |
| Coverage Ratio (Allowance to NPLs) | 103.66% | 168.63% | **193.50%** | **64.32%** |
| Net Charge-Offs to Average Loans (Annualized) | 0.40% | 0.24% | **0.20%** | **0.44%** |
| Tangible Common Equity/Tangible Assets | 7.76% | 9.07% | **9.38%** | **8.67%** |
| Return on Average Assets | 1.08% | 1.41% | **1.35%** | **0.82%** |
| Return on Average Equity | 13.52% | 14.75% | **14.09%** | **8.91%** |
| Earnings Per Share | $0.33 | $0.44 | $0.48 | N/A |

Note: (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported at all reporting periods shown above.
Source: SNL Financial

# Financial Indicators – Local Peer Analysis

| | EGBN | Peers |
|---|---|---|
| **Loan Growth (June 30, 2013 - June 30, 2014)** | | |
| ■ Commercial & Industrial | 14.1% | 18.5% |
| ■ Commercial Real Estate | 24.1% | 11.3% |
| ■ Construction & Development | 25.0% | 28.8% |
| ■ Total Loans | 21.9% | 14.9% |
| **Deposit Growth (June 30, 2013 - June 30, 2014)** | | |
| ■ Demand Deposits | 23.1% | 12.2% |
| ■ Money Market Accounts | 23.6% | 7.1% |
| ■ Certificates of Deposit | (16.8%) | 0.1% |
| ■ Total Deposits | 16.6% | 6.2% |

Note: Bancorp level data for EGBN, bank level data for local peers in the Washington D.C. metro area: Access National Bank, Middleburg Bank, Cardinal Bank, Community Bank of Tri-County, Frederick County Bank, Sandy Spring Bank, Burke & Herbert and Bank of Georgetown.
Source: SNL Financial

# EagleBank / Virginia Heritage Bank Locations


I-270
I-95
Loudoun County
Montgomery County
Reston
Bethesda
I-495
Prince George's County
Tyson's Corner
Washington, DC
Fairfax County
US 50
I-66
Arlington
Merrifield
I-495
I-495
Alexandria
I-95
N

| | EGBN | VGBK |
|---|---|---|
| Maryland | 7 | 0 |
| Virginia | 5 | 6 |
| Washington, DC | 6 | 0 |
| Total | 18 | 6 |

# Enhanced Deposit Market Share in Region

| Washington, DC Metropolitan Area | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| Rank | Local Rank | Company Name | 2013 Branches | | 6/30/2012 Balance | | 6/30/2013 Balance | Annual Growth | 2013 Market Share |
| 1 | | Wells Fargo & Co | 160 | $ | 21,962,311 | $ | 23,769,182 | 8.2% | 15.29% |
| 2 | | Capital One | 194 | | 28,788,910 | | 22,128,708 | (23.1%) | 14.23% |
| 3 | | Bank of America | 170 | | 20,233,958 | | 21,404,120 | 5.8% | 13.77% |
| 4 | | SunTrust | 163 | | 16,494,465 | | 16,657,678 | 1.0% | 10.71% |
| 5 | | BB&T Corp | 184 | | 13,227,378 | | 13,255,025 | 0.2% | 8.53% |
| 6 | | PNC Bank | 190 | | 10,167,234 | | 10,708,198 | 5.3% | 6.89% |
| 7 | | Citibank | 42 | | 5,523,739 | | 6,617,764 | 19.8% | 4.26% |
| 8 | | United Bank | 59 | | 4,456,314 | | 4,323,381 | (3.0%) | 2.72% |
| 9 | | M&T Bank Corp | 79 | | 3,853,371 | | 4,062,737 | 5.4% | 2.61% |
| **Pro Forma** | **1** | **Eagle Bancorp/Virginia Heritage** | **23** | | **3,132,932** | | **3,633,920** | **16.0%** | **2.34%** |
| 10 | | HSBC Bank | 12 | | 3,293,985 | | 3,270,777 | (0.7%) | 2.10% |
| **11** | **1** | **Eagle Bancorp, Inc.** | **18** | | **2,516,621** | | **2,904,390** | **15.4%** | **1.87%** |
| 12 | | TD Bank, NA | 42 | | 2,295,141 | | 2,322,664 | 1.2% | 1.49% |
| 13 | 2 | Sandy Spring Bank | 35 | | 2,172,149 | | 2,277,639 | 4.9% | 1.47% |
| 14 | 3 | Burke & Herbert Bank & Trust | 25 | | 2,077,403 | | 2,204,402 | 6.1% | 1.42% |
| 15 | 4 | Cardinal Financial Corp | 27 | | 2,043,401 | | 2,130,662 | 4.3% | 1.37% |
| 16 | 5 | Washington First Bank | 15 | | 448,686 | | 970,001 | 116.2% | 0.62% |
| 17 | 6 | Middleburg Financial Corp | 9 | | 947,574 | | 922,039 | (2.7%) | 0.59% |
| 18 | 7 | Old Line Bank | 15 | | 589,290 | | 794,410 | 34.8% | 0.51% |
| 19 | 8 | Bank of Georgetown | 11 | | 596,797 | | 772,085 | 29.4% | 0.49% |
| **20** | **9** | **Virginia Heritage Bank** | **5** | | **616,311** | | **729,530** | **18.4%** | **0.47%** |
| | | **Market Total** | **1,750** | **$** | **155,736,718** | **$** | **155,467,143** | **(0.2%)** | **100.00%** |

79% (ranks 1–9)

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park
Data excludes: E*Trade whose deposits are substantially from outside of the defined market area
Source: FDIC, as of June 30, 2013 and adjusted for merger and acquisition activity

# Washington Metropolitan Area Primary Sub-Markets

| County / City | Population (Actual) | Total Employment | Number of Businesses |
|---|---|---|---|
| Washington, DC | 621,686 | 632,890 | 35,996 |
| | | | |
| Montgomery, Maryland | 993,116 | 480,770 | 39,024 |
| Anne Arundel, Maryland | 548,625 | 259,394 | 20,430 |
| Prince George's, Maryland | 871,533 | 379,628 | 28,057 |
| Howard, Maryland | 297,571 | 156,997 | 11,530 |
| Frederick, Maryland | 238,502 | 114,734 | 9,478 |
| Charles, Maryland | 152,144 | 55,053 | 5,078 |
| Saint Mary's, Maryland | 109,138 | 37,765 | 3,413 |
| Calvert, Maryland | 90,989 | 29,681 | 3,016 |
| | | | |
| Fairfax, Virginia | 1,104,820 | 569,094 | 37,597 |
| Arlington, Virginia | 215,622 | 123,657 | 7,934 |
| Alexandria (City), Virginia | 144,229 | 91,153 | 7,037 |
| Loudoun, Virginia | 339,324 | 129,797 | 10,988 |
| Prince William, Virginia | 422,849 | 128,240 | 11,679 |
| Fauquier, Virginia | 66,655 | 22,301 | 2,606 |
| Stafford, Virginia | 132,927 | 38,580 | 3,283 |
| Spotsylvania, Virginia | 124,666 | 37,821 | 3,629 |

Source: SNL Financial, Greater Washington Initiative

# Consistent Balance Sheet Growth



Total Assets
Millions of Dollars
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
EGBN CAGR 19.7%
Peer CAGR: 3.2%¹
09Q2 09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2
(2)

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported total assets at all reporting periods shown above. (2) Q3 2011 excludes the "settlement deposit."

Source: SNL Financial

# Contribution from Non-Interest Income



Net Interest Income
Gain on Sale of Loans
Other Non-Interest Income
Millions of Dollars
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
09Q2 09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2

# Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
$12,944
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Thousands of Dollars
EGBN Net Income CAGR: 37.0%
Peer CAGR: 13.7%[1]
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net income or loss for all reporting periods shown above.

Source: SNL Financial

# Geographic Detail of Loan Portfolio

*(Dollar Values in Thousands)*

| County | C&I | Owner Occupied CRE | Owner Occupied Const. | Income Producing CRE | Construction | Land | Residential Mortgage | Home Equity | Other Consumer | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | | |
| Montgomery | $ 247,578 | $ 77,279 | $ 7,788 | $ 165,644 | $ 89,003 | $ 26,888 | $ 38,756 | $ 60,570 | $ 5,932 | $ 719,438 | 21.9% |
| Prince George's | 68,984 | 34,664 | 222 | 164,301 | 21,267 | 3,336 | 2,030 | 2,837 | 90 | 297,731 | 9.1% |
| Other MD | 47,554 | 17,984 | 4,384 | 234,136 | 42,249 | 32,620 | 8,810 | 6,851 | 300 | 394,888 | 12.0% |
| **Washington, DC** | $ 185,096 | $122,755 | $ 15,258 | $ 457,500 | $249,380 | $ 34,413 | $ 45,240 | $ 22,242 | $ 330 | $1,132,214 | 34.5% |
| **Virginia** | | | | | | | | | | | |
| Alexandria | $ 15,326 | $ 10,325 | $ - | $ 12,310 | $ 12,899 | $ - | $ 1,116 | $ 1,899 | $ 35 | $ 53,910 | 1.6% |
| Arlington | $ 27,007 | $ 535 | $ - | $ 11,117 | $ 6,110 | $ - | $ 1,052 | $ 2,098 | $ 25 | $ 47,944 | 1.5% |
| Fairfax | $ 72,901 | $ 22,982 | $ 5,940 | $ 95,957 | $ 53,928 | $ 7,728 | $ 8,790 | $ 6,355 | $ 165 | $ 274,746 | 8.4% |
| Loudoun | 25,714 | 5,765 | - | 11,369 | 16,205 | - | 741 | 1,954 | 142 | 61,890 | 1.9% |
| Prince William | 1,226 | 12,789 | 616 | 57,535 | 2,468 | 4,450 | 583 | 751 | - | 80,418 | 2.5% |
| Other VA | 10,359 | 23,591 | 4,160 | 55,191 | 11,505 | 15,416 | 410 | 1,137 | - | 121,769 | 3.7% |
| **Other USA** | $ 24,866 | $ 1,404 | $ - | $ 37,419 | $ 4,002 | $ 8,397 | $ 16,059 | $ 2,237 | $ 97 | $ 94,481 | 2.9% |
| **Total** | $ 726,611 | $330,073 | $ 38,368 | $1,302,479 | $509,016 | $133,248 | $123,587 | $108,931 | $ 7,116 | $3,279,429 | 100.0% |
| **% of Total** | 22.2% | 10.1% | 1.2% | 39.6% | 15.5% | 4.1% | 3.8% | 3.3% | 0.2% | 100.0% | |

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included, (HFS residential mortgages are pre-sold and price locked)

Note: At June 30, 2014

# Geographic Detail of CRE – Construction

*(Dollar Values in Thousands)*

| County | Office | Single & 1-4 Family | Mixed Use | Multifamily | Residential Condo | Retail | Hotel | Other | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | |
| Montgomery | $ 44,758 | $ 33,694 | $ - | $ - | $ 3,054 | $ - | $ 7,497 | $ - | $ 89,003 | 17.5% |
| Prince George's | 10,500 | 1,367 | - | - | - | 6,955 | - | 2,445 | 21,267 | 4.2% |
| Other MD | - | 2,928 | 1,559 | 5,518 | - | 6,421 | 15,110 | 10,713 | 42,249 | 8.3% |
| **Washington, DC** | $ 701 | $ 43,562 | $ 86,727 | $ 77,041 | $ 26,323 | $ 8,905 | $ - | $ 6,121 | $ 249,380 | 48.9% |
| **Virginia** | | | | | | | | | | |
| Alexandria | $ - | $ 1,315 | $ - | $ - | $ - | $ 11,584 | $ - | $ - | $ 12,899 | 2.5% |
| Arlington | $ - | $ 1,537 | $ - | $ - | $ 4,573 | $ - | $ - | $ - | $ 6,110 | 1.2% |
| Fairfax | $ 36,791 | $ 12,637 | $ 4,500 | $ - | $ - | $ - | $ - | $ - | $ 53,928 | 10.6% |
| Loudoun | 10,636 | 3,184 | 2,385 | - | - | - | - | - | 16,205 | 3.2% |
| Prince William | 2,468 | - | - | - | - | - | - | - | 2,468 | 0.5% |
| Other VA | - | 3,132 | - | - | 3,164 | - | - | 5,209 | 11,505 | 2.3% |
| **Other USA** | $ - | $ 2,059 | $ 486 | $ - | $ - | $ - | $ - | $ 1,457 | $ 4,002 | 0.8% |
| **Total** | $ 105,854 | $105,415 | $ 95,657 | $ 82,559 | $ 37,114 | $ 33,865 | $ 22,607 | $ 25,945 | $ 509,016 | 100.0% |
| **% of Total** | 20.8% | 20.7% | 18.8% | 16.2% | 7.3% | 6.7% | 4.4% | 5.1% | 100.0% | |

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

Note: At June 30, 2014

# Geographic Detail of CRE- Income Producing

| *(Dollar Values in Thousands)* County | Retail | Office & Office Condo | Multifamily | Mixed Use | Single & 1-4 Family | Hotel | Industrial | Other | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | |
| Montgomery | $ 40,885 | $ 36,252 | $ 9,603 | $ 37,677 | $ 18,053 | $ - | $ 2,501 | $ 20,673 | $ 165,644 | 12.7% |
| Prince George's | 40,404 | 22,080 | 18,285 | 9,979 | 7,977 | 17,196 | 26,653 | 21,727 | 164,301 | 12.6% |
| Other MD | 61,004 | 45,529 | 25,161 | 17,249 | 14,082 | 39,381 | 6,789 | 24,941 | 234,136 | 18.0% |
| **Washington, DC** | $ 47,246 | $ 28,647 | $135,825 | $ 25,795 | $ 53,585 | $ 36,601 | $ 2,134 | $127,667 | $ 457,500 | 35.1% |
| **Virginia** | | | | | | | | | | |
| Alexandria | $ 3,615 | $ 5,024 | $ - | $ 1,875 | $ 1,796 | $ - | $ - | $ - | $ 12,310 | 0.9% |
| Arlington | $ 656 | $ - | $ 648 | $ 6,500 | $ 996 | $ - | $ - | $ 2,317 | $ 11,117 | 0.9% |
| Fairfax | $ 13,132 | $ 45,068 | $ - | $ 821 | $ 7,640 | $ - | $ - | $ 29,296 | $ 95,957 | 7.4% |
| Loudoun | 3,360 | 4,653 | - | - | 255 | - | - | 3,101 | 11,369 | 0.9% |
| Prince William | 12,360 | 10,167 | - | 9,139 | 144 | - | 3,132 | 22,593 | 57,535 | 4.4% |
| Other VA | 6,847 | 7,265 | 13,458 | 5,216 | 385 | - | - | 22,020 | 55,191 | 4.2% |
| **Other USA** | $ 1,172 | $ 7,932 | $ 5,944 | $ - | $ 7,396 | $ 5,822 | $ 2,291 | $ 6,862 | $ 37,419 | 2.9% |
| **Total** | $ 230,681 | $212,617 | $208,924 | $114,251 | $112,309 | $ 99,000 | $ 43,500 | $281,197 | $1,302,479 | 100.0% |
| **% of Total** | 17.7% | 16.3% | 16.0% | 8.8% | 8.6% | 7.6% | 3.3% | 21.7% | 100.0% | |

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County

Note: At June 30, 2014

# EGBN – CRE Risk Management

- Executive Level & Board Oversight
- Disciplined Underwriting & Approval Process
- Robust Portfolio Management
- Stress Testing of Portfolio
- Quarterly Independent Credit Review
- Dedicated Special Assets Team

# EGBN - Credit Quality Trends

| *(Dollars Values in Thousands)* | 09/30/12 | 12/31/12 | 03/31/13 | 06/30/13 | 09/30/13 | 12/31/13 | 03/31/14 | 06/30/14 |
|---|---|---|---|---|---|---|---|---|
| **30-89 Days Past Due** | $ 41,807 | $ 19,927 | $ 27,990 | $ 18,253 | $ 8,794 | $ 17,143 | $ 10,465 | $ 19,222 |
| **Nonperforming Assets:** | | | | | | | | |
| 90 or More Days Past Due | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Nonaccrual | 32,423 | 30,684 | 28,166 | 23,507 | 27,546 | 24,702 | 36,326 | 22,507 |
| Total Nonperforming Loans (NPLs) | $ 32,423 | $ 30,684 | $ 28,166 | $ 23,507 | $ 27,546 | $ 24,702 | $ 36,326 | $ 22,507 |
| Other Real Estate Owned (OREO) | 4,923 | 5,299 | 9,199 | 12,213 | 11,285 | 9,225 | 8,809 | 8,843 |
| **Total Nonperforming Assets** | $ 37,346 | $ 35,983 | $ 37,365 | $ 35,720 | $ 38,831 | $ 33,927 | $ 45,135 | $ 31,350 |
| Performing Restructured Loans (TDRs) | 8,783 | 15,313 | 14,814 | 14,795 | 9,978 | 7,944 | 7,937 | 7,906 |
| NPAs/Assets | 1.25% | 1.06% | 1.12% | 1.05% | 1.11% | 0.90% | 1.19% | 0.80% |
| NPAs+TDRs/Assets | 1.55% | 1.50% | 1.57% | 1.48% | 1.39% | 1.11% | 1.40% | 1.00% |
| **Reserves** | $ 35,582 | $ 37,492 | $ 38,811 | $ 39,640 | $ 39,687 | $ 40,921 | $ 42,018 | $ 43,552 |
| Reserves/Loans | 1.48% | 1.50% | 1.52% | 1.47% | 1.42% | 1.39% | 1.37% | 1.33% |
| Reserves/NPLs (Coverage Ratio) | 109.74% | 122.19% | 137.80% | 168.63% | 144.08% | 165.66% | 115.67% | 193.50% |
| **Charge-Offs (Quarterly)** | | | | | | | | |
| NCOs/Average Loans | 0.36% | 0.37% | 0.33% | 0.24% | 0.20% | 0.18% | 0.11% | 0.20% |

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 56-57.

# EGBN- Consistent Asset Quality

**Total Loans ($000s)**



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2010Q2
2011Q2
2012Q2
2013Q2
2014Q2
Total Loans
NPAs/Assets
Charge Offs

*(Dollar Values in Thousands)*

| Year | Loan Growth | NPAs/ Assets | Average Charge-Offs |
|---|---|---|---|
| 2009 | $133,671 | 1.50% | 0.42% |
| 2010 | $276,189 | 1.53% | 0.35% |
| 2011 | $380,756 | 1.27% | 0.32% |
| 2012 | $436,839 | 1.06% | 0.37% |
| 2013 | $452,063 | 0.90% | 0.23% |
| 6/30/14 YTD | $334,271 | 0.80% | 0.16% |

**Net Charge-Off History for the periods ended June 30, 2014**

| Loan Type | EGBN 2 Year Avg. | EGBN 3 Year Avg. | Peers 3 Year Avg. |
|---|---|---|---|
| Income Producing CRE | 0.01% | 0.05% | 0.33% |
| Owner Occupied CRE | 0.06% | 0.04% | 0.12% |
| Construction and Land | 0.39% | 0.36% | 1.31% |
| Commericial & Industrial | 0.55% | 0.64% | 0.49% |

Source: Peer data from Bank Holding Company Performance Report

# Balanced Loan and Deposit Growth



$3,500,000,000
$3,000,000,000
$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
(1)
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
(2)
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Total Loans
Total Deposits

(1) Q3 2011 Deposits exclude the "settlement deposit". (2) Q1 2013 "TAG" related deposit loss was $130 million.

# Deposit Composition

| (Dollars Values in Thousands) | June 30, 2013 | | December 31, 2013 | | June 30, 2014 | | Annual Growth Rate |
|---|---|---|---|---|---|---|---|
| | Balance | % of Total | Balance | % of Total | Balance | % of Total | % |
| Noninterest Bearing | $ 767,808 | 26.6% | $ 849,408 | 26.3% | $ 945,485 | 28.1% | 23.1% |
| Interest Bearing Transaction | 107,013 | 3.7% | 118,580 | 3.7% | 128,415 | 3.8% | 20.0% |
| Core Savings & Money Market [1] | 1,302,325 | 45.2% | 1,583,751 | 49.2% | 1,672,808 | 49.7% | 28.4% |
| Core CD's [1] | 260,983 | 9.0% | 255,580 | 7.9% | 244,875 | 7.3% | (6.2%) |
| Wholesale Money Market | 229,479 | 7.9% | 227,339 | 7.0% | 220,359 | 6.5% | (4.0%) |
| Wholesale CD's | 220,628 | 7.6% | 190,756 | 5.9% | 155,985 | 4.6% | (29.3%) |
| **Total Deposits** | $ 2,888,236 | 100% | $ 3,225,414 | 100% | $ 3,367,927 | 100% | 16.6% |

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits

1) Core deposits include CDAR's and ICS reciprocal deposits.

# Superior Relationships/Net Interest Margin


EGBN
Peers
5.25%
4.75%
4.25%
3.75%
3.25%
Net Interest Margin (%)
4.48%
3.46%
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above.

Source: SNL Financial

# Conservative Securities Portfolio

*(Dollar Values in Thousands)*

| | June 30, 2014 | | | | |
|---|---|---|---|---|---|
| Security Type | Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
| US Government Agency Securities | 43,772 | 715 | 99 | 44,388 | 11.6% |
| Mortgage Backed Securites - GSEs | 222,289 | 1,715 | 3,101 | 220,903 | 59.2% |
| Municipal Bonds | 109,471 | 4,347 | 506 | 113,312 | 29.1% |
| Other Equity Investments | 396 | - | 9 | 387 | 0.1% |
| Total Securities | $ 375,928 | $ 6,777 | $ 3,715 | $ 378,990 | 100.0% |

| | December 31, 2013 | | | | |
|---|---|---|---|---|---|
| Security Type | Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
| US Government Agency Securities | 46,640 | 843 | 148 | 47,335 | 12.2% |
| Mortgage Backed Securites - GSEs | 234,206 | 1,143 | 6,675 | 228,674 | 61.0% |
| Municipal Bonds | 102,423 | 2,017 | 2,700 | 101,740 | 26.7% |
| Other Equity Investments | 396 | - | 12 | 384 | 0.1% |
| Total Securities | $ 383,665 | $ 4,003 | $ 9,535 | $ 378,133 | 100.0% |

| | June 30, 2013 | | | | |
|---|---|---|---|---|---|
| Security Type | Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
| US Government Agency Securities | 38,818 | 832 | 152 | 39,498 | 11.5% |
| Mortgage Backed Securites - GSEs | 211,079 | 1,491 | 4,131 | 208,439 | 62.6% |
| Municipal Bonds | 86,982 | 2,599 | 2,112 | 87,469 | 25.8% |
| Other Equity Investments | 412 | - | 39 | 373 | 0.1% |
| Total Securities | $ 337,291 | $ 4,922 | $ 6,434 | $ 335,779 | 100.0% |

- Portfolio has $3.1 million of net unrealized gains at June 30, 2014
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 4.1 years
- Excludes Federal Reserve and Federal Home Loan Bank stock
- No use of derivatives for hedging

# Capital Strength

*(Dollars Values in Thousands)*

| | March 31, 2013 | June 30, 2013 | September 30, 2013 | December 31, 2013 | March 31, 2014 | June 30, 2014 |
|---|---|---|---|---|---|---|
| Total Assets | $ 3,324,865 | $ 3,410,568 | $ 3,504,928 | $ 3,771,503 | $ 3,803,952 | $ 3,914,444 |
| Total Stockholders Equity | $ 361,852 | $ 369,390 | $ 382,100 | $ 393,863 | $ 410,382 | $ 426,821 |
| Total Common Stockholders Equity | $ 305,252 | $ 312,790 | $ 325,500 | $ 337,263 | $ 353,782 | $ 370,221 |
| Tier 1 Leverage Ratio | 10.39% | 10.81% | 10.89% | 10.93% | 10.83% | 10.89% |
| Tier 1 Risk Based Capital Ratio | 11.08% | 11.12% | 11.61% | 11.53% | 11.57% | 11.29% |
| Total Risk Based Capital Ratio | 12.50% | 12.53% | 13.12% | 13.01% | 13.04% | 12.71% |
| Common Equity Tier 1 (CETI) Ratio | 9.29% | 9.37% | 9.87% | 9.86% | 9.95% | 9.76% |
| Tangible Common Equity Ratio (2) | 9.08% | 9.07% | 9.19% | 8.86% | 9.22% | 9.38% |

(2) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on pages 56-57 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

- $55 million of Common Equity raised in September, 2009, $15 million of TARP funds repaid in December, 2009 from proceeds.
- $56.6 million of SBLF Preferred Stock placed in July, 2011, $23.2 million of TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%
- $35 million of Common Equity raised through an At the Market Offering during May through October, 2012
- $10 million of Common Equity raised through an underwritten offering in October, 2012
- $70 million of 10 Year No-call Subordinated notes sold in August, 2014

# Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- *"Top Investment Idea" Recommendation 2012*
- *"Sm-All Stars" Designation 2011 & 2013*

KBW KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

- *Designated as a "Grower" Bank 2012*
- *Honor Roll of Community Banks 2010-2013*

SNL

- *Ranked among Top 50 Best Performing Community Banks in the U.S. 2011, 2012 & 2013*

AMERICAN BANKER

- *Ronald D. Paul named Community Banker of the Year 2012*

RAYMOND JAMES

- *Community Bankers Cup Award 2012 & 2013*

WASHINGTON BUSINESS JOURNAL

- *50 Fastest Growing Companies 2010-2013*

# Highly Regarded by Bank Rating Firms

| FIRM | BANK RATING |
|---|---|
| KBRA KROLL BOND RATING AGENCY | BBB+ |
| IDC Analyze the Future | 275/300 |
| BAUERFINANCIAL, INC | ★★★★★ |
| VERIBANC Information with Integrity | Green - *** |

# Market Information –Washington, DC MSA

- Population — 6.2 Million
  - 5th largest market in the U.S.
- Employment — 3.1 Million
  - 19,800 new jobs created in last year
  - Average annual job creation is 28,900 over last decade
  - Highest in net new job growth in the U.S. over last decade
  - Unemployment rate of 5.2% vs. US average of 6.1% (June 2014)
- Gross Regional Product (GRP) — $449 Billion
  - 5th largest regional economy in the U.S.
  - 23.0% growth in GRP over the last 8 years
  - Federal Government Spending is 30.0% of GRP
  - Highest median household income of any major U.S. market

Source: Greater Washington Board of Trade 2013 Regional Report, Center for Regional Analysis, George Mason University

# Unemployment Rate- Largest US Markets June, 2014



%
10
9
8
7
6
5
4
3
2
1
0
5.2%
US
6.1%
Minneapolis
Seattle
Boston
SF-Oakland
Washington
Dallas
Houston
Philadelphia
Miami
Phoenix
New York
Chicago
Los Angeles
Atlanta
Detroit

Source: BLS, Not Seasonally Adjusted

# Average Sales Price Percent Change Washington MSA
# All Housing Types


Annual Change
Annual Change by Month
2000 –2009
2010
2011
2012
2013
2014
%
30
20
10
0
-10
-20
-30
6
10
14
13
21
22
2 2
-16
-10
6 6
4
6
5
4
7
5
4
8
9
2 2
1
3
1
3
4
-1
1
2
-7
-4
-5
3 3
6 6
9
3
4
3
6
8
10
14
6
11
10
8 8
9
8
7
8
9
4
5
7
9
2
5
2 2
1
2000
2002
2004
2006
2008
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July

Source: MRIS, GMU Center for Regional Analysis

# Greater Washington Economy

Total Federal Spending = 30% of GRP



Other Federal
13.7%
International
4.9%
Hospitality
3.6%
Associations
2.2%
Federal Procurement
16.3%
Non-Local Business
10.6%
Other
8.9%
Local Business
39.9%

GRP Contribution by Sub-market



District of Columbia
24.0%
Suburban Maryland
28.0%
Northern Virginia
48.0%

**Gross Regional Product $449 Billion**

Note: Other includes Health Care/Education and Media
Source: The Wall Street Journal, George Mason University - Center for Regional Analysis

# Key Success Factors

- Building and maintaining core relationships
  - Cross sales
  - Focus on key customers
- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined Committee Approval and Review Process
  - Periodic Loan and Portfolio Stress Testing
  - Proactive Identification and Resolution of Problem Credits
- Built and preserved a strong capital position and balance sheet
  - Seven capital raising events since August, 2008
  - 22 consecutive quarters of increasing profitability have consistently bolstered the capital position

# Key Success Factors (continued)

- Disciplined ALCO process
- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support the increased volume of business and regulation
- Significant Management and Board level reporting
- Human Resources
  - Recruiting of strong, seasoned bankers with local market knowledge and experience
  - Well Designed, Incentive Based Compensation Plans
  - Stability of staff, low average turnover rate

# EGBN Growth Strategy

- Close and Integrate Virginia Heritage Bank Acquisition
  - Targeting close in 4Q2014
- Profitability
  - Pricing discipline to sustain Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
- Maintain Credit Quality
- Emphasis on Organic Growth
  - Only 2.34% deposit market share in DC Metro Area after VGBK acquisition
  - Significant opportunities to expand lending
  - Attract new relationships and develop cross sell opportunities
- Improve Growth of Noninterest Income Components of Revenue
  - SBA guaranteed loans, Purchase-money mortgage origination, Treasury management services, Insurance

# EGBN Stock Price Performance



Price Change (%)
EGBN
S&P 500
NASDAQ Bank
50.00
45.00
40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14

Stock Price Performance

| | 1 Year | 3 Year | 5 Year |
|---|---|---|---|
| **EGBN** | **31.6%** | **197.8%** | **303.0%** |
| NASDAQ Bank Stock Index | 12.3% | 65.8% | 51.2% |
| S & P 500 Index | 22.7% | 64.4% | 96.3% |

Source: SNL Financial, Bloomberg, Chart and calculations as of close, August 29, 2014

# EGBN Relative Valuation



Trailing P/E Ratio
45
40
35
30
25
20
15
10
5
0
18.1
16.3
16.0
15.7
42.9
19.9
18.1
EGBN
SNL Nat'l Avg
KBW Regional Bank Avg
SNL Mid-Atl Avg
NASDAQ
Russell 3000
S&P 500

Source: SNL & KBW. Chart and calculations as of close July 31, 2014.

# Appendices

# Loan Portfolio Trends

| *(Dollar Values in Thousands)* | As of June 30, 2013 | | | As of December 31, 2013 | | | As of June 30, 2014 | | | Annual Growth Rate | Last 6 months (Annualized) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Loan Type** | | Balance | % of Total | | Balance | % of Total | | Balance | % of Total | % | % |
| Commercial and Industrial | $ | 636,623 | 23.7% | $ | 694,350 | 23.6% | $ | 726,611 | 22.2% | 14.1% | 9.3% |
| Owner Occupied | | 311,335 | 11.6% | | 317,491 | 10.8% | | 330,073 | 10.1% | 6.0% | 7.9% |
| Owner Occupied-Const. | | 28,807 | 1.1% | | 34,659 | 1.2% | | 38,368 | 1.2% | 33.2% | 21.4% |
| Income Producing | | 1,003,723 | 37.3% | | 1,119,800 | 38.0% | | 1,302,479 | 39.6% | 29.8% | 32.6% |
| Construction | | 376,948 | 14.0% | | 413,268 | 14.0% | | 509,016 | 15.5% | 35.0% | 46.3% |
| Land | | 138,563 | 5.1% | | 160,899 | 5.5% | | 133,248 | 4.1% | (3.8%) | (34.4%) |
| Residential Mortgage | | 78,813 | 2.9% | | 90,418 | 3.1% | | 123,587 | 3.8% | 56.8% | 73.4% |
| Home Equity | | 108,565 | 4.0% | | 110,242 | 3.7% | | 108,931 | 3.3% | 0.3% | (2.4%) |
| Other Consumer | | 7,981 | 0.3% | | 4,031 | 0.1% | | 7,116 | 0.2% | (10.8%) | 153.1% |
| **Total Loans** | $ | 2,691,358 | 100.0% | $ | 2,945,158 | 100.0% | $ | 3,279,429 | 100.0% | 21.9% | 22.7% |

# Loan Portfolio Composition

**Loan Portfolio by Type**


Residential Mortgage 3.8%
Home Equity 3.3%
Other Consumer 0.2%
Land 4.1%
C&I 22.2%
CRE Construction 15.5%
Owner Occupied Const. 1.2%
Owner Occupied CRE 10.1%
Income Producing CRE 39.7%

**Loan Portfolio by Location**


Prince William 2.5%
Other VA 3.7%
Other USA 2.9%
Loudoun 1.9%
Montgomery 21.9%
Fairfax 8.4%
Arlington 1.5%
Alexandria 1.6%
Prince George's 9.1%
Other MD 12.0%
Washington DC 34.5%

Total Gross Loans: $3.3 Billion

Note: At June 30, 2014

# Diversified Commercial Real Estate Portfolio

## Construction Loans by Type



Retail - 2/3 Tenant 0.4%
Leasehold DOT 0.3%
Apt to Condo Conversion 1.6%
Gas Station 1.9%
Hotel/Motel 4.4%
Industrial 1.0%
Mixed Use - Predom Com'l. 11.3%
Single & 1-4 Family 20.7%
Storage 0.4%
Special Use 1.7%
Retail - Single Tenant 0.3%
Retail - 4+ Tenant/Strip Ctr. 4.5%
Mixed Use - Predom Resid. 5.4%
Mixed Use - Predom Retail 2.1%
Residential Condo 7.3%
Multifamily 16.2%
Office 20.8%

Total : $509.0 Million

## Income Producing CRE by Type



UCC-1 Blanket Lien 0.1%
Unsecured 0.2%
Single & 1-4 Family 6.9%
Multifamily 16.0%
Storage 0.6%
Amusement/Entertainment 0.7%
Apt to Condo Conversion 0.1%
Special Use 7.2%
Assign. Contracts 0.0%
Assign. Ground Lease 1.1%
Retail Condo 2.1%
Assign. Partnership Interests 0.7%
Assign. Rents & Leases 0.0%
Retail - Single Tenant 2.2%
Church 0.3%
Retail - 4+ Tenant/Strip Ctr. 10.8%
Education 1.3%
Gas Station 0.6%
Retail - 2/3 Tenant 1.6%
Healthcare 0.8%
Restaurant 0.2%
Hotel/Motel 7.6%
Residential Condo 1.7%
Industrial 3.1%
Other Assignment 0.3%
Office Condo 0.6%
Land 7.4%
Mixed Use - Predom Retail 1.2%
Mixed Use - Predom Resid 2.6%
Leasehold DOT 0.5%
Mixed Use - Predom Com'l. 4.9%
Office 15.7%
Marketable Securities 0.6%

Total : $1.3 Billion

Note: At June 30, 2014

# Loan Portfolio by Risk Rating

*(Dollar Values in Thousands)*

| Loan Portfolio as of: | 6/30/2013 | | 6/30/2014 | |
|---|---|---|---|---|
| **Risk Rating** | **Balance** | **% of Loans** | **Balance** | **% of Loans** |
| 1000 - Prime | $ 4,497 | 0.2% | $ 2,886 | 0.1% |
| 2000 - Excellent | 227,113 | 8.4% | 250,696 | 7.6% |
| 3000 - Good | 1,023,376 | 38.0% | 1,395,341 | 42.5% |
| 4000 - Acceptable | 937,473 | 34.7% | 1,139,562 | 34.9% |
| 5000 - Acceptable with Risk | 343,498 | 12.8% | 397,855 | 12.1% |
| 6000 - Watch | 47,202 | 1.8% | 39,841 | 1.2% |
| 7000 - Special Mention | 58,201 | 2.2% | 16,257 | 0.5% |
| 8000 - Substandard | 49,998 | 1.9% | 36,991 | 1.1% |
| 9000 - Doubtful | - | 0.0% | - | 0.0% |
| 9999 - Loss | - | 0.0% | - | 0.0% |
| | **$ 2,691,358** | **100.0%** | **$ 3,279,429** | **100.0%** |



8000 - Substandard 1.1%
9000 - Doubtful 0.0%
9999 - Loss 0.0%
7000 - Special Mention 0.5%
1000 - Prime 0.1%
2000 - Excellent 7.6%
6000 - Watch 1.2%
5000 - Acceptable with Risk 12.1%
3000 - Good 42.5%
4000 - Acceptable 34.9%

- Periodic review of loan portfolio and risk ratings by independent, third-party credit review firm

# Geographic Detail of NPA's

*(Dollar Values in Thousands)*

| County | C&I | Owner Occupied CRE | Owner Occupied Const. | Income Producing CRE | Construction | Land | Residential Mortgage | Home Equity | Other Consumer | TOTAL NPLs* | OREO | TOTAL NPAs |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | | | |
| Montgomery | $ 127 | $ - | $ - | $ - | $ 625 | $ - | $ - | $ 248 | $ - | $ 1,000 | $ 85 | $ 1,085 |
| Prince George's | - | 243 | - | 713 | - | 419 | 140 | 106 | - | 1,621 | 550 | 2,171 |
| Other MD | 727 | - | - | - | - | 83 | - | - | - | 810 | 181 | 991 |
| **Washington DC** | 4,813 | - | - | 1,050 | 3,353 | - | - | - | - | 9,216 | 1,394 | 10,610 |
| **Virginia** | | | | | | | | | | | | |
| Alexandria | 44 | 2,118 | - | - | - | - | - | - | - | 2,162 | - | 2,162 |
| Arlington | 31 | - | - | - | - | - | - | - | - | 31 | - | 31 |
| Fairfax | 779 | - | - | - | - | - | - | - | - | 779 | - | 779 |
| Loudoun | 2,150 | - | - | - | 787 | - | - | 49 | - | 2,986 | - | 2,986 |
| Prince William | - | - | - | - | - | - | 297 | - | - | 297 | - | 297 |
| Other VA | - | 869 | - | - | 994 | 616 | 213 | - | - | 2,692 | - | 2,692 |
| **Other USA** | - | - | - | 913 | - | - | - | - | - | 913 | 6,633 | 7,546 |
| **Total** | $ 8,671 | $ 3,230 | $ - | $ 2,676 | $ 5,759 | $ 1,118 | $ 650 | $ 403 | $ - | $ 22,507 | $ 8,843 | $ 31,350 |

*NOTE: NPL balances include loans over 90 days past due and still accruing, if any

Note: At June 30, 2014

# Virginia Heritage Bank Overview – Through June 30, 2014

- Growing community bank in Eagle's target market
  - Six branches in Northern Virginia
  - Attractive demographic trends
  - Growing market of small and medium sized businesses
- Exceptional asset quality
- Outstanding organic growth
  - All growth accomplished through de novo branches
  - $745 million of loans
  - 5-year loan CAGR of ~26%

**Total Assets ($mm)**



$1,200
$1,000
$800
$600
$400
$200
$-
$341
$453
$578
$782
$895
$956
2009
2010
2011
2012
2013
YTD 2Q14

**Loans, Net ($mm)[1]**



$800
$700
$600
$500
$400
$300
$200
$100
$-
$303
$363
$434
$579
$696
$745
2009
2010
2011
2012
2013
YTD 2Q14

**Nonperforming Assets/Total Assets[2]**



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.72%
0.36%
0.76%
0.67%
0.33%
0.42%
2009
2010
2011
2012
2013
YTD 2Q14

**Total Deposits ($mm)**



$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$259
$381
$492
$660
$711
$776
2009
2010
2011
2012
2013
YTD 2Q14

**Net Income ($mm)**



$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$1.5
$5.1
$5.1
$7.6
$9.0
$4.2
2009
2010
2011
2012
2013
YTD 2Q14

1) Excludes loans held for sale
2) Nonperforming assets includes troubled debt restructured loans
Source: SNL Financial and Company data

# EGBN/VGBK - Combined Loan & Deposit Composition

## LOANS

### Virginia Heritage Bank



C&I
7%
Consumer
15%
Const &
Land
18%
Resi
10%
CRE
50%

Total Loans ($ millions)[1]: $ 756

### Eagle Bancorp, Inc.



Consumer
3%
C&I
32%
Const &
Land
21%
Resi
4%
CRE
40%

Total Loans ($ millions)[1]: $ 3,279

### Combined



Consumer
6%
C&I
27%
Const &
Land
20%
Resi
5%
CRE
42%

Total Loans ($ millions)[1]: $ 4,035

## DEPOSITS

### Virginia Heritage Bank



Time < $100K
21%
Demand
25%
Time > $100K
34%
MMDA &
Savings
17%
NOW & Other
Trans
3%

Total Deposits ($ millions) $ 776

### Eagle Bancorp, Inc.



Time < $100K
6%
Time > $100K
6%
Demand
28%
NOW & Other
Trans
4%
MMDA &
Savings
56%

Total Deposits ($ millions) $ 3,368

### Combined



Time > $100K
11%
Time <
$100K
9%
Demand
27%
MMDA &
Savings
49%
NOW & Other
Trans
4%

Total Deposits ($ millions) $ 4,144

1) Excludes loans held for sale
Data as of June 30, 2014

# Moderate Interest Rate Risk Position

| Interest Rate Risk Indicators ........and Trends | Jun. 2013 | Sep. 2013 | Dec. 2013 | Mar. 2014 | Jun. 2014 |
|---|---|---|---|---|---|
| **Repricing Duration of Assets and Liabilities (months)** | | | | | |
| Investments | 52 | 53 | 50 | 50 | 49 |
| Loans | 25 | 26 | 26 | 26 | 26 |
| Deposits | 35 | 35 | 33 | 32 | 33 |
| Borrowings | 16 | 17 | 16 | 17 | 17 |
| **Economic Value of Assets and Liabilities** | | | | | |
| Book Value of Portfolio Loans | $ 2,691,358 | $ 2,796,840 | $ 2,945,158 | $ 3,063,975 | $ 3,279,429 |
| Economic Value of Portfolio Loans | $ 2,729,370 | $ 2,832,774 | $ 2,979,180 | $ 3,097,497 | $ 3,312,300 |
| Premium (Discount) in Loans | 1.4% | 1.3% | 1.2% | 1.1% | 1.0% |
| Book Value of Deposits | $ 2,888,235 | $ 2,984,059 | $ 3,225,413 | $ 3,273,689 | $ 3,367,927 |
| Economic Value of Deposits | $ 2,827,268 | $ 2,922,892 | $ 3,148,113 | $ 3,192,784 | $ 3,285,461 |
| Premium (Discount) in Deposits | -2.1% | -2.0% | -2.4% | -2.5% | -2.4% |
| Book Value of Equity | $ 369,391 | $ 382,099 | $ 393,864 | $ 410,383 | $ 426,821 |
| Economic Value of Equity | $ 467,275 | $ 477,632 | $ 504,253 | $ 523,806 | $ 541,593 |
| Equity Premium Percentage | 26% | 25% | 28% | 28% | 27% |
| **Interest Rate Shock Analysis** | | | | | |
| *SHORT TERM EFFECTS (dollars in thousands)* | | | | | |
| Net Interest Income - Flat balance Sheet | $ 135,375 | $ 139,103 | $ 146,422 | $ 150,320 | $ 160,149 |
| Net Interest Income - + 100 basis point shock | $ 133,622 | $ 136,995 | $ 143,418 | $ 146,451 | $ 155,518 |
| Percentage Change | -1.3% | -1.5% | -2.1% | -2.6% | -2.9% |
| Net Interest Income - + 200 basis point shock | $ 135,401 | $ 138,965 | $ 144,773 | $ 147,301 | $ 156,090 |
| Percentage Change | 0.0% | -0.1% | -1.1% | -2.0% | -2.5% |
| Net Interest Income - + 300 basis point shock | $ 138,856 | $ 142,850 | $ 148,470 | $ 150,319 | $ 158,846 |
| Percentage Change | 2.6% | 2.7% | 1.4% | 0.0% | -0.8% |
| Net Interest Income - + 400 basis point shock | $ 142,456 | $ 146,711 | $ 152,069 | $ 153,261 | $ 161,283 |
| Percentage Change | 5.2% | 5.5% | 3.9% | 2.0% | 0.7% |
| Net Interest Income - - 100 basis point shock | $ 130,911 | $ 134,569 | $ 141,639 | $ 146,060 | $ 155,965 |
| Percentage Change | -3.3% | -3.3% | -3.3% | -2.8% | -2.6% |
| Net Interest Income - - 200 basis point shock | $ 127,054 | $ 131,253 | $ 137,192 | $ 142,002 | $ 152,313 |
| Percentage Change | -6.1% | -5.6% | -6.3% | -5.5% | -4.9% |
| Net Interest Income - - 300 basis point shock | N/A | N/A | N/A | N/A | N/A |
| **Percentage Change** | N/A | N/A | N/A | N/A | N/A |
| *LONG TERM EFFECTS (dollars in thousands)* | | | | | |
| Economic Value of Equity - Flat Balance Sheet | $ 467,275 | $ 477,632 | $ 504,253 | $ 523,806 | $ 541,593 |
| Economic Value of Equity - +100 basis point shock | $ 446,776 | $ 455,997 | $ 480,436 | $ 497,852 | $ 514,294 |
| Percentage Change | -4.4% | -4.5% | -4.7% | -5.0% | -5.0% |
| Economic Value of Equity - +200 basis point shock | $ 431,958 | $ 441,241 | $ 464,517 | $ 480,353 | $ 496,566 |
| Percentage Change | -7.6% | -7.6% | -7.9% | -8.3% | -8.3% |
| Economic Value of Equity - +300 basis point shock | $ 420,236 | $ 430,277 | $ 452,537 | $ 467,026 | $ 482,464 |
| Percentage Change | -10.1% | -9.9% | -10.3% | -10.8% | -10.9% |
| Economic Value of Equity - +400 basis point shock | $ 409,014 | $ 418,905 | $ 439,531 | $ 452,791 | $ 466,814 |
| Percentage Change | -12.5% | -12.3% | -12.8% | -13.6% | -13.8% |
| Economic Value of Equity - -100 basis point shock | $ 449,050 | $ 458,264 | $ 481,882 | $ 500,427 | $ 516,410 |
| Percentage Change | -3.9% | -4.1% | -4.4% | -4.5% | -4.6% |
| Economic Value of Equity - -200 basis point shock | $ 427,204 | $ 440,734 | $ 465,321 | $ 479,951 | $ 492,218 |
| Percentage Change | -8.6% | -7.7% | -7.7% | -8.4% | -9.1% |

Source: FTN Quarterly IRR Report

# Acquisition Strategy & History

- Significant Due Diligence precedes any Offer to Acquire
- Accretive Transactions are always the Goal
- Acquisition #1 (F&T completed on August 31, 2008)
  - System conversion successfully completed one week after close
  - Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
  - Contributions from key F&T employees have been meaningful to relationship growth
- Acquisition #2 Potential Acquisition of Alliance Bankshares announced July, 2011. Discontinued November, 2011.

# Experienced Management Team

***Ronald D. Paul, Chairman, President and CEO***

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation, Inc. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young.

***Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank***

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also serves as Chairman of the Board of Blackstreet Capital Partners, L.P. and Chairman of Milestone Merchant Partners, LLC. He is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

# Experienced Management Team

***Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank***

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms. Riel has been with the bank for 13 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

***Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.***

Mr. Flynn has been with EagleBank for 7 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He has over 39 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia.

***Thomas D. Murphy, President, Community Banking Division***

Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 13years and has served as President – Community Banking Division of the Bank since October, 2010. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 38 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

# Experienced Management Team

***AntonioF. Marquez, EVP, Chief Commercial Real Estate Lending Officer***

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 28 years of experience in the banking industry in the Washington, DC metropolitan area.

***Janice L. Williams, EVP, Chief Credit Officer***

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 8 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

# Experienced Management Team

***James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank***

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

***Laurence E. Bensignor, Esquire, Senior Vice President, Eagle Bancorp, Inc.***

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

# Historical Balance Sheet

| *(Dollar Values in Thousands)* | 2009 | 2010 | 2011 | 2012 | 2013 | 5 Year Compound Growth Rate | 1 Year Growth Rate |
|---|---|---|---|---|---|---|---|
| **Assets** | | | | | | | |
| Cash and Equivalents | $117,687 | $58,114 | $232,411 | $339,334 | $306,960 | 59.4% | (9.5%) |
| Securities Available for Sale | 245,644 | 237,576 | 324,053 | 310,514 | 389,405 | 18.2% | 25.4% |
| Total Cash and Securities | 363,331 | 295,690 | 556,464 | 649,848 | 696,365 | 28.5% | 7.2% |
| Gross Loans HFI | 1,399,310 | 1,675,500 | 2,056,256 | 2,493,095 | 2,945,158 | 18.4% | 18.1% |
| Loan Loss Reserves | 20,619 | 24,754 | 29,653 | 37,492 | 40,921 | 17.3% | 9.1% |
| Loans Held for Sale | 1,550 | 80,571 | 176,826 | 226,923 | 42,030 | 72.9% | (81.5%) |
| Total Net Loans | 1,380,241 | 1,731,317 | 2,203,429 | 2,682,526 | 2,946,267 | 18.7% | 9.8% |
| Real Estate Owned | 5,106 | 6,701 | 3,225 | 5,299 | 9,225 | 59.0% | 74.1% |
| Total Intangibles | 4,240 | 4,035 | 3,966 | 3,642 | 3,276 | 6.9% | (10.0%) |
| Total Servicing Rights | 139 | 153 | 179 | 143 | 234 | 4.8% | 63.6% |
| Other Assets | 52,447 | 51,474 | 63,992 | 67,983 | 116,136 | 21.1% | 70.8% |
| Total Assets | $1,805,504 | $2,089,370 | $2,831,255 | $3,409,441 | $3,771,503 | 20.3% | 10.6% |
| **Liabilities** | | | | | | | |
| Deposits | $1,460,274 | $1,726,798 | $2,392,095 | $2,897,222 | $3,225,414 | 23.4% | 11.3% |
| FHLB Borrowings | 50,000 | 40,000 | 40,000 | 30,000 | 30,000 | (22.2%) | 0.0% |
| Repurchase Agreements | 90,790 | 97,584 | 103,362 | 101,338 | 80,471 | (4.0%) | (20.6%) |
| Subordinated Debt | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | (5.2%) | 0.0% |
| Other Liabilities | 6,819 | 10,972 | 19,787 | 21,605 | 32,455 | 28.9% | 50.2% |
| Total Liabilities | 1,617,183 | 1,884,654 | 2,564,544 | 3,059,465 | 3,377,640 | 20.1% | 10.4% |
| **Equity** | | | | | | | |
| Preferred Equity | 22,612 | 22,582 | 56,600 | 56,600 | 56,600 | 9.3% | 0.0% |
| Common Equity | 163,376 | 180,076 | 205,236 | 287,911 | 340,582 | 26.8% | 18.3% |
| Net Unrealized Gain (Loss) | 2,333 | 2,058 | 4,875 | 5,465 | (3,319) | (207.1%) | (160.7%) |
| Total Stockholders Equity | 188,321 | 204,716 | 266,711 | 349,976 | 393,863 | 22.6% | 12.5% |
| Total Liabilities and Equity | $1,805,504 | $2,089,370 | $2,831,255 | $3,409,441 | $3,771,503 | 20.3% | 10.6% |
| **Balance Sheet Analysis (%)** | | | | | | | |
| Total Gross Loans/ Total Assets | 77.50 | 80.19 | 72.63 | 73.12 | 78.09 | | |
| Loans/ Deposits | 95.83 | 97.03 | 85.96 | 86.05 | 91.31 | | |
| Reserves/ Loans | 1.47 | 1.48 | 1.44 | 1.50 | 1.39 | | |
| **Annualized Growth Rates (%)** | | | | | | | |
| Asset Growth Rate | 20.62 | 15.72 | 35.51 | 20.42 | 10.62 | | |
| Gross Loans HFI | 10.56 | 19.74 | 22.72 | 21.24 | 18.13 | | |
| Deposit Growth Rate | 29.30 | 18.25 | 38.53 | 21.12 | 11.33 | | |

# Historical Quarterly Balance Sheet

| *(Dollar Values in Thousands)* | Sep 2012 | Dec 2012 | Mar 2013 | Jun 2013 | Sep 2013 | Dec 2013 | Mar 2014 | Jun 2014 | Growth Rate 2Q2014 vs 2Q2013 | Growth Rate 2Q2014 vs 1Q2014 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Assets** | | | | | | | | | | |
| Cash and Equivalents (1) | $57,705 | $339,334 | $270,891 | $191,248 | $220,379 | $306,960 | $230,951 | $115,482 | (39.6%) | (50.0%) |
| Securities Available for Sale | 308,394 | 310,514 | 329,585 | 346,999 | 367,076 | 389,405 | 398,389 | 389,616 | 12.3% | (2.2%) |
| Total Cash and Securities | 366,099 | 649,848 | 600,476 | 538,247 | 587,455 | 696,365 | 629,340 | 505,098 | (6.2%) | (19.7%) |
| Gross Loans HFI | 2,397,669 | 2,493,095 | 2,548,024 | 2,691,358 | 2,796,840 | 2,945,158 | 3,063,975 | 3,279,429 | 21.9% | 7.0% |
| Loan Loss Reserves | 35,582 | 37,492 | 38,811 | 39,640 | 39,687 | 40,921 | 42,018 | 43,552 | 9.9% | 3.7% |
| Loans Held for Sale | 171,241 | 226,923 | 132,698 | 104,767 | 39,206 | 42,030 | 21,862 | 35,411 | (66.2%) | 62.0% |
| Total Net Loans | 2,533,328 | 2,682,526 | 2,641,911 | 2,756,485 | 2,796,359 | 2,946,267 | 3,043,819 | 3,271,288 | 18.7% | 7.5% |
| Real Estate Owned | 4,923 | 5,299 | 9,199 | 12,213 | 11,285 | 9,225 | 8,809 | 8,843 | (27.6%) | 0.4% |
| Total Intangibles | 3,743 | 3,642 | 3,547 | 3,457 | 3,367 | 3,276 | 3,196 | 3,118 | (9.8%) | (2.4%) |
| Total Servicing Rights | 152 | 143 | 112 | 233 | 230 | 234 | 286 | 261 | 12.0% | (8.7%) |
| Other Assets | 67,943 | 67,983 | 69,620 | 99,933 | 106,232 | 116,136 | 118,502 | 125,836 | 25.9% | 6.2% |
| Total Assets | $2,976,188 | $3,409,441 | $3,324,865 | $3,410,568 | $3,504,928 | $3,771,503 | $3,803,952 | $3,914,444 | 14.8% | 2.9% |
| **Liabilities** | | | | | | | | | | |
| Deposits (1) | $2,514,989 | $2,897,222 | $2,812,930 | $2,888,236 | $2,984,059 | $3,225,414 | $3,273,689 | $3,367,927 | 16.6% | 2.9% |
| FHLB Borrowings | 40,000 | 30,000 | 30,000 | 30,000 | 30,000 | 30,000 | 30,000 | 30,000 | 0.0% | 0.0% |
| Repurchase Agreements | 75,368 | 101,338 | 92,664 | 97,327 | 82,266 | 80,471 | 66,437 | 60,646 | (37.7%) | (8.7%) |
| Subordinated Debt | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | 0.0% | 0.0% |
| Other Liabilities | 12,132 | 21,605 | 18,119 | 16,315 | 17,203 | 32,455 | 14,144 | 19,750 | 21.1% | 39.6% |
| Total Liabilities | 2,651,789 | 3,059,465 | 2,963,013 | 3,041,178 | 3,122,828 | 3,377,640 | 3,393,570 | 3,487,623 | 14.7% | 2.8% |
| **Equity** | | | | | | | | | | |
| Preferred Equity | 56,600 | 56,600 | 56,600 | 56,600 | 56,600 | 56,600 | 56,600 | 56,600 | 0.0% | 0.0% |
| Common Equity | 261,773 | 287,911 | 300,744 | 313,697 | 326,863 | 340,582 | 354,284 | 368,383 | 17.4% | 4.0% |
| Net Unrealized Gain (Loss) | 6,026 | 5,465 | 4,508 | (907) | (1,363) | (3,319) | (502) | 1,838 | (302.6%) | (466.1%) |
| Total Stockholders Equity | 324,399 | 349,976 | 361,852 | 369,390 | 382,100 | 393,863 | 410,382 | 426,821 | 15.5% | 4.0% |
| Total Liabilities and Equity | $2,976,188 | $3,409,441 | $3,324,865 | $3,410,568 | $3,504,928 | $3,771,503 | $3,803,952 | $3,914,444 | 14.8% | 2.9% |
| **Balance Sheet Analysis (%)** | | | | | | | | | | |
| Total Gross Loans/ Total Assets | 80.56 | 73.12 | 76.64 | 78.91 | 79.80 | 78.09 | 80.55 | 83.78 | | |
| Loans/ Deposits | 95.34 | 86.05 | 90.58 | 93.18 | 93.73 | 91.31 | 93.59 | 97.37 | | |
| Reserves/ Loans | 1.48 | 1.50 | 1.52 | 1.47 | 1.42 | 1.39 | 1.37 | 1.33 | | |
| **Annualized Growth Rates (%)** | | | | | | | | | | |
| Asset Growth Rate | 6.81 | 20.42 | (9.92) | 0.07 | 3.72 | 10.62 | 3.44 | 7.58 | | |
| Gross Loans HFI | 22.08 | 21.24 | 8.81 | 15.90 | 16.20 | 18.13 | 16.14 | 22.70 | | |
| Deposit Growth Rate | 6.83 | 21.12 | (11.64) | (0.62) | 3.99 | 11.33 | 5.99 | 8.84 | | |

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 56-57.

# Historical Income Statement

*(Dollar Values in Thousands, except per share data)*

| | 2009 | 2010 | 2011 | 2012 | 2013 | 1 Year Growth Rate |
|---|---|---|---|---|---|---|
| Total Interest Income | $ 84,338 | $ 96,658 | $ 119,124 | $ 141,943 | $ 157,294 | 10.8% |
| Total Interest Expense | 24,809 | 19,832 | 20,077 | 14,414 | 12,504 | (13.3%) |
| Net Interest Income | 59,529 | 76,826 | 99,047 | 127,529 | 144,790 | 13.5% |
| Loan Loss Provision | 7,669 | 9,308 | 10,983 | 16,190 | 9,602 | (40.7%) |
| Service Charges on Deposits | 2,898 | 3,068 | 3,318 | 3,937 | 4,607 | 17.0% |
| Gain/Loss on Sale of Loans | 1,054 | 2,836 | 6,057 | 13,942 | 14,578 | 4.6% |
| Gain/Loss on Sale of Securities | 1,538 | 1,330 | 1,445 | 161 | 19 | (88.2%) |
| BOLI Revenue | 463 | 430 | 401 | 392 | 720 | 83.7% |
| Other Noninterest Income | 1,344 | 1,578 | 2,280 | 2,932 | 4,792 | 63.4% |
| Total Noninterest Income | 7,297 | 9,242 | 13,501 | 21,364 | 24,716 | 15.7% |
| Salaries and Employee Benefits | 20,889 | 25,511 | 34,518 | 43,684 | 47,481 | 8.7% |
| Premises and Equipment Expenses | 7,343 | 8,460 | 8,371 | 10,218 | 11,923 | 16.7% |
| Marketing and Advertising | 1,099 | 1,058 | 1,626 | 1,759 | 1,686 | (4.2%) |
| Data Processing | 2,356 | 2,629 | 3,554 | 4,415 | 5,903 | 33.7% |
| Legal, Accounting and Professional Fees | 2,731 | 2,987 | 3,974 | 4,253 | 3,449 | (18.9%) |
| FDIC Insurance | 2,743 | 2,692 | 2,195 | 2,089 | 2,263 | 8.3% |
| Other Noninterest Expenses | 5,612 | 7,668 | 9,038 | 10,113 | 11,874 | 17.4% |
| Total Noninterest Expense | 42,773 | 51,005 | 63,276 | 76,531 | 84,579 | 10.5% |
| Net Income Before taxes | 16,384 | 25,755 | 38,289 | 56,172 | 75,325 | 34.1% |
| Income taxes | 5,965 | 9,098 | 13,731 | 20,883 | 28,318 | 35.6% |
| Net Income | 10,419 | 16,657 | 24,558 | 35,289 | 47,007 | 33.2% |
| Preferred Dividends | 2,307 | 1,299 | 1,511 | 566 | 566 | 0.0% |
| **Net Income Available to Common** | $ 8,112 | $ 15,358 | $ 23,047 | $ 34,723 | $ 46,441 | 33.7% |
| Earnings per Share - Diluted | $ 0.50 | $ 0.70 | $ 1.04 | $ 1.46 | $ 1.76 | |

# Historical Quarterly Income Statement

*(Dollar Values in Thousands, except per share data)*

| | Sep 2012 | Dec 2012 | Mar 2013 | Jun 2013 | Sep 2013 | Dec 2013 | Mar 2014 | Jun 2014 | Growth Rate 2Q2014 vs 2Q2013 | Growth Rate 2Q2014 vs 1Q2014 |
|---|---|---|---|---|---|---|---|---|---|---|
| Total Interest Income | $ 36,636 | $ 38,164 | $ 37,933 | $ 37,985 | $ 39,724 | $ 41,652 | $ 42,837 | $ 44,759 | 17.8% | 4.5% |
| Total Interest Expense | 3,328 | 3,427 | 3,424 | 3,121 | 3,021 | 2,938 | 2,830 | 2,739 | (12.2%) | (3.2%) |
| Net Interest Income | 33,308 | 34,737 | 34,509 | 34,864 | 36,703 | 38,714 | 40,007 | 42,020 | 20.5% | 5.0% |
| Loan Loss Provision | 3,638 | 4,139 | 3,365 | 2,357 | 1,372 | 2,508 | 1,934 | 3,134 | 33.0% | 62.0% |
| Service Charges on Deposits | 988 | 1,035 | 1,285 | 951 | 1,115 | 1,256 | 1,192 | 1,219 | 28.2% | 2.3% |
| Gain/Loss on Sale of Loans | 3,144 | 4,075 | 5,649 | 4,768 | 2,938 | 1,223 | 1,843 | 1,021 | (78.6%) | (44.6%) |
| Gain/Loss on Sale of Securities | (65) | (75) | 23 | - | - | (4) | 8 | 2 | | (75.0%) |
| BOLI Revenue | 100 | 98 | 94 | 95 | 231 | 300 | 314 | 310 | 226.3% | (1.3%) |
| Other Noninterest Income | 684 | 927 | 1,060 | 1,251 | 952 | 1,529 | 1,106 | 1,259 | 0.6% | 13.8% |
| Total Noninterest Income | 4,851 | 6,060 | 8,111 | 7,065 | 5,236 | 4,304 | 4,463 | 3,811 | (46.1%) | (14.6%) |
| Salaries and Employee Benefits | 10,807 | 12,164 | 11,200 | 11,335 | 12,187 | 12,759 | 13,608 | 13,015 | 14.8% | (4.4%) |
| Premises and Equipment Expenses | 2,562 | 2,677 | 2,800 | 2,927 | 3,222 | 2,974 | 3,089 | 3,107 | 6.1% | 0.6% |
| Marketing and Advertising | 497 | 419 | 347 | 394 | 426 | 519 | 462 | 415 | 5.3% | (10.2%) |
| Data Processing | 1,066 | 1,142 | 1,539 | 1,531 | 1,386 | 1,447 | 1,588 | 1,432 | (6.5%) | (9.8%) |
| Legal, Accounting and Professional Fees | 1,073 | 938 | 893 | 709 | 984 | 863 | 974 | 799 | 12.7% | (18.0%) |
| FDIC Insurance | 485 | 536 | 582 | 614 | 584 | 483 | 544 | 563 | (8.3%) | 3.5% |
| Other Noninterest Expenses | 2,617 | 2,449 | 3,336 | 3,175 | 2,884 | 2,479 | 2,833 | 2,804 | (11.7%) | (1.0%) |
| Total Noninterest Expense | 19,107 | 20,325 | 20,697 | 20,685 | 21,673 | 21,524 | 23,098 | 22,135 | 7.0% | (4.2%) |
| Net Income Before taxes | 15,414 | 16,333 | 18,558 | 18,887 | 18,894 | 18,986 | 19,438 | 20,562 | 8.9% | 5.8% |
| Income taxes | 5,739 | 6,135 | 6,986 | 7,212 | 7,137 | 6,983 | 6,939 | 7,618 | 5.6% | 9.8% |
| Net Income | 9,675 | 10,198 | 11,572 | 11,675 | 11,757 | 12,003 | 12,499 | 12,944 | 10.9% | 3.6% |
| Preferred Dividends | 142 | 141 | 141 | 142 | 142 | 141 | 141 | 142 | 0.0% | 0.7% |
| **Net Income Available to Common** | $ 9,533 | $ 10,057 | $ 11,431 | $ 11,533 | $ 11,615 | $ 11,862 | $ 12,358 | $ 12,802 | 11.0% | 3.6% |
| Earnings per Share - Diluted | $ 0.40 | $ 0.39 | $ 0.44 | $ 0.44 | $ 0.44 | $ 0.45 | $ 0.47 | $ 0.48 | | |

# GAAP Reconciliation

**GAAP Reconciliation (Unaudited)**
(dollars in thousands except per share data)

| | Six Months Ended June 30, 2014 | Twelve Months Ended December 31, 2013 | Six Months Ended June 30, 2013 |
|---|---|---|---|
| Common shareholders' equity | $ 370,221 | $ 337,263 | $ 312,790 |
| Less: Intangible assets | (3,379) | (3,510) | (3,690) |
| **Tangible common equity** | $ 366,842 | $ 333,753 | $ 309,100 |
| | | | |
| Book value per common share | $ 14.25 | $ 13.03 | $ 12.14 |
| Less: Intangible book value per common share | (0.13) | (0.14) | (0.14) |
| **Tangible book value per common share** | $ 14.12 | $ 12.89 | $ 12.00 |
| | | | |
| Total assets | $ 3,914,444 | $ 3,771,503 | $ 3,410,568 |
| Less: Intangible assets | (3,379) | (3,510) | (3,690) |
| **Tangible assets** | $ 3,911,065 | $ 3,767,993 | $ 3,406,878 |
| **Tangible common equity ratio** | 9.38% | 8.86% | 9.07% |

# GAAP Reconciliation Footnotes

(1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios.

# Notice to Virginia Heritage Shareholders

**Notice to Virginia Heritage Shareholders**

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition of Virginia Heritage by the Company, the Company filed a registration statement on Form S-4 (the "Registration Statement") with the SEC, which contains a proxy statement of Virginia Heritage and a prospectus of the Company (collectively, the "proxy statement/prospectus"). As of the date of this press release, the Registration Statement has not been declared effective by the SEC.

SHAREHOLDERS OF VIRGINIA HERITAGE ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION OF VIRGINIA HERITAGE BY THE COMPANY. Investors and security holders will able to obtain the definitive proxy statement/prospectus and the other documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by the Company are available free of charge by (1) accessing the Company's website at www.eaglebankcorp.com under the "Investor Relations" link and then under the heading "SEC Filings," (2) writing the Company at 7830 Old Georgetown Road, Third Floor, Bethesda, Maryland 20814, Attention: Jane Cornett or (3) writing Virginia Heritage at 8245 Boone Boulevard, Suite 820, Tysons Corner, Virginia 22182, Attention: Charles C. Brockett.

The directors, executive officers and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of Virginia Heritage. Information about the directors and executive officers of the Company is included in the proxy statement for its 2014 annual meeting of the Company's shareholders, which was filed with the SEC on April 1, 2014. The directors, executive officers and certain other members of management and employees of Virginia Heritage may also be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of Virginia Heritage. Information about the directors and executive officers of Virginia Heritage will be included in the definitive proxy statement/prospectus for the proposed acquisition of Virginia Heritage. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive proxy statement/prospectus regarding the proposed acquisition. You may obtain free copies of this document as described in the preceding paragraph.